LINCOLN GOLD CORP.
(An Exploration Stage Company)

FINANCIAL STATEMENTS

DECEMBER 31, 2003

LINCOLN GOLD CORP.
(An Exploration Stage Company)

INDEPENDENT AUDITORS REPORT

To the Board of Directors and Stockholders
Lincoln Gold Corp.

We have audited the accompanying balance sheet of Lincoln Gold Corp., an exploration stage company (The “Company”), as of December 31, 2003 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from September 25, 2003 (inception) to December 31, 2003. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and the results of its operations and its cash flows for the period from September 25, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ Berkovits, Lago & Company, LLP

April 3, 2004
Fort Lauderdale, Florida

LINCOLN GOLD CORP.
(An Exploration Stage Company)

BALANCE SHEET

DECEMBER 31, 2003

ASSETS

Current Assets
Cash	$15,405
Total Current Assets	15,405

Total Assets	$15,405

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$15,374
Total Current Liabilities	15,374

Stockholder’ Equity
Common Stock, $0.001 par value, 100,000,000 shares authorized,
2,400,000 shares issued and outstanding	2,400
Additional paid-in capital	13,950
Deficit Accumulated During the Exploration Stage	(16,319)
Total Stockholders’ Equity	31

Total Liabilities and Stockholders’ Equity	$15,405

The accompanying notes are an integral part of these financial statements

LINCOLN GOLD CORP.
(An Exploration Stage Company)

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM SEPTEMBER 25, 2003 (INCEPTION)
TO DECEMBER 31, 2003

Expenses
Professional fees	$4,715
Office and sundry	95
Mineral property acquisition and exploration expenditures	11,509

Net Loss	$(16,319)

Basic and Diluted Loss Per Share	$(0.01)

Weighted Average Number Of Shares Outstanding	1,187,629

The accompanying notes are an integral part of these financial statements

LINCOLN GOLD CORP.
(An Exploration Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY FOR THE PERIOD FROM SEPTEMBER 25,
2003 (INCEPTION) TO December 31, 2003

				DEFICIT
	COMMON STOCK			ACCUMULATED
			ADDITIONAL	DURING THE
			PAID-IN	EXPLORATION
	SHARES	AMOUNT	CAPITAL	STAGE	TOTAL

Shares issued for cash	2,400,000	$2,400	$13,950	$-	$16,350
Net loss for the period	-	-	-	(16,319)	(16,319)

Balance, December 31, 2003	2,400,000	$2,400	$13,950	$(16,319)	$31

The accompanying notes are an integral part of these financial statements

LINCOLN GOLD CORP.
(An Exploration Stage Company)

STATEMENT OF CASH FLOWS

PERIOD FROM SEPTEMBER 25, 2003 (INCEPTION) TO DECEMBER 31, 2003

Cash Flows From Operating Activities
Net loss	$(16,319)
Adjustments to reconcile net loss to net cash used by operating activities:
Changes in accounts payable	15,374
Net Cash Used by Operating Activities	(945)

Cash Flows From Financing Activities
Common shares issued for cash	16,350
Net Cash Provided by Financing Activities	16,350

Net Increase In Cash	15,405

Cash, Beginning Of Period	-

Cash, End Of Period	$15,405

The accompanying notes are an integral part of these financial statements

LINCOLN GOLD CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

1.	NATURE OF OPERATIONS

	a)	Organization The Company was incorporated in the State of Nevada, U.S.A., on September 25, 2003.

b)

Exploration Stage Activities

The Company has been in the exploration stage since its formation and has not yet realized any revenues from its planned operations. It is primarily engaged in the acquisition and exploration of mining properties. Upon location of a commercial minable reserve, the Company expects to actively prepare the site for its extraction and enter a development stage.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

a)

Mineral Property Acquisition Payments and Exploration Costs

The Company is in the exploration stage and expenses all costs related to the acquisition and exploration of mineral claims in which it has secured exploration rights prior to establishment of proven and probable reserves. To date, the Company has not established the commercial feasibility of its exploration prospects, therefore, all costs are being expensed.

b)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates and would impact future results of operations and cash flows.

	c)	Foreign Currency Translation The Company’s functional currency is the U.S. dollar. Transactions in foreign currency are translated into U.S. dollars as follows:

		i)	monetary items at the rate prevailing at the balance sheet date;
		ii)	non-monetary items at the historical exchange rate;
		iii)	revenue and expense at the average rate in effect during the applicable accounting period.

LINCOLN GOLD CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

d)

Income Taxes

The Company has adopted Statement of Financial Accounting Standards No. 109 – “Accounting for Income taxes” (SFAS 109). This standard requires the use of an asset and liability approach for financial accounting, and reporting on income taxes. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

e)

Basic and Diluted Loss Per Share

In accordance with SFAS No. 128 – “Earnings Per Share”, the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At December 31, 2003, the Company has no stock equivalents that were anti-dilutive and excluded in the earnings per share computation.

3.	MINERAL PROPERTY INTERESTS

a)

Hannah Project

The Company has entered into an option agreement for the acquisition of a 100% interest in eight mineral claims in Churchill County, Nevada. The option agreement calls for royalty payments upon production and has a provision for termination for non compliance. Consideration payable under the option agreement is as follows:

		i)	$5,000 upon signing the agreement;
		ii)	$5,000 on January 10, 2005;
		iii)	$10,000 on January 10, 2006;
		iv)	$15,000 on January 10, 2007;
		v)	$25,000 on January 10 of each year from 2008 to 2012; and
		vi)	$50,000 on January 10, 2013.

LINCOLN GOLD CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

3.	MINERAL PROPERTY INTERESTS (CONTINUED)

b)

Lincoln Flat Project

The Company has entered into an option agreement for the acquisition of a 100% interest in twelve mineral claims in Lyon County, Nevada. The option agreement calls for royalty payments upon production and has a provision for termination for non compliance. Consideration payable under the option agreement is as follows:

		i)	$5,000 upon signing the agreement;
		ii)	$5,000 on January 10, 2005;
		iii)	$10,000 on January 10, 2006;
		iv)	$15,000 on January 10, 2007;
		v)	$25,000 on January 10 of each year from 2008 to 2012; and
		vi)	$50,000 on January 10, 2013.

Since the Company has not established the commercial feasibility of the mineral claims, the acquisition costs have been expensed.

4.	INCOME TAXES The components of the deferred tax assets are as follows:

Deferred tax assets
Net operating loss carryforward	$(16,000)
Tax rate	35%
Deferred tax asset	5,600
Valuation allowance	(5,600)
Deferred tax asset, net	$-

The valuation allowance reflects the Company’s estimates that the tax assets more likely than not will not be realized. The Company has net operating losses of approximately $16,000 which expire between 2004 and 2019.

5.

SUBSEQUENT EVENT

On January 28, 2004, the Company issued a $200,000 convertible note with 500,000 warrants to purchase common stock of the Company at $.40 per share which expire on January 28, 2006. The note carries an interest rate of 10% compounded monthly and is due on January 28, 2006. The interest is payable annually with the second year interest payment due with the principal amount. The holder can convert any portion of the debt to common stock at a value of $.40 per share until the maturity date. Warrants can be exercised at a minimum of 1,000 shares per exercise at a price of $.40 until the expiration date.